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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 18, 2003

                  CUNO INCORPORATED SAVINGS AND RETIREMENT PLAN
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)

         000-21109                                    06-1159240
   ----------------------                   -------------------------------
  (Commission File Number)                 (IRS Employer Identification No.)


           400 Research Parkway
           Meriden, Connecticut                           06450
   --------------------------------------                --------
  (Address of principal executive offices)              (Zip Code)


                                 (203) 237-5541
               --------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 4.   Change in Registrant's Certifying Public Accountant

(a)   Previous independent accountants

      (i) Effective December 18, 2003, CUNO Incorporated (the "Registrant") dismissed Ernst & Young LLP as the independent accountants of the CUNO Incorporated Savings and Retirement Plan (the "Plan").

      (ii) The reports of Ernst & Young LLP on the financial statements of the Plan for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      (iii) The Audit Committee of the Board of Directors of the Registrant approved the decision to change auditors.

      (iv) In connection with its audits for the two most recent fiscal years and through December 18, 2003, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

      (v) During the two most recent fiscal years and through December 18, 2003, there have been no reportable events (as defined by Regulation S-K Item 304(a)(1)(v)).

      (vi) The Registrant has provided Ernst & Young LLP with a copy of the foregoing disclosure and has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. A copy of the letter from Ernst & Young LLP dated December 18, 2003 is filed as
      Exhibit 16.1 to this Form 8-K.

(b)   New independent accountants

      (i) Effective December 18, 2003, the Registrant engaged PricewaterhouseCoopers LLP as the new independent accountants of the Plan. PricewaterhouseCoopers LLP had not been consulted by the Registrant during the two most recently completed fiscal years and through December 18, 2003 with regard to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements; and neither a written report was provided to the Registrant or oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in 304 (a) (1) (v) of Regulation S-K.


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Item 7.   Financial Statements and Exhibits

(c)   Exhibits

      16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 19, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date  December 18, 2003
     -------------------------


By /s/ Frederick C. Flynn, Jr.
   ---------------------------
Frederick C. Flynn, Jr.
Senior Vice President -
Finance and Administration,
Chief Financial Officer
and Assistant Secretary



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                                CUNO INCORPORATED
                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
16.1                    Letter regarding change in certifying accountant